UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

My City Builders, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-55233	27-3816969
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

 100 Biscayne Blvd, #1611

Miami, FL 33132

Phone: (786) 553-4006

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a- l2 under the Exchange Act (17 CFR 240. l4a- l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2024, the Company accepted the letter of resignation of Jose Maria Eduardo Gonzalez Romero as a director of the Company and from all executive offices he held, including: Chief Executive Officer; Chief Financial Officer, President and Secretary, effective January 29, 2024.

Mr. Romero’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On January 29, 2024, the Company appointed Yolanda Goodell to be the Interim Chief Executive Officer and the Principal Executive Officer. The Company and Ms. Goodell have not entered into any arrangement or plan of compensation with regard to these appointments.

On January 29, 2024, the Company appointed Francis Pittilloni to be the Interim Chief Financial Officer, Principal Financial Officer and Chief Operations Officer. The Company and Mr. Pittilloni have not entered into any arrangement or plan of compensation with regard to these appointments.

Ms. Goodell (age 39) has been a director since November 4, 2021 and has been vice president since March 14, 2022. She also currently the vice president, chief marketing officer, secretary and treasurer for RAC, our wholly owned subsidiary. From February 2021 to present Ms. Goodell has held the position as chief marketing officer of PreCheck Health Services, a high complexity molecular laboratory based in Miami Florida. Prior to her role as CMO she held the position as VP of sales for Latin America from 2017 to February 2021.

Mr. Pittilloni (age 37) has been a director since November 4, 2022. He is also currently the chief operating officer for RAC, our wholly owned subsidiary. From February 2021 to present, Mr. Pittilloni has held the position as chief operating officer of PreCheck Health Services, a high complexity molecular laboratory based in Miami Florida. Prior to his role as COO from 2017 to February 2018 he was director of operations & hotel brand development for Globia, based out of Spain and was the managing partner of 2W Global Management a brand consulting company.

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SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

My City Builders, Inc.

	/s/ Yolanda Goodell	January 29, 2024
By:	Yolanda Goodell	Date
Its: Interim Chief Executive Officer

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